UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2014

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On February 28, 2014, Philip Morris International Inc. (“PMI”) entered into a credit agreement (the “Credit Agreement”) relating to a senior unsecured revolving credit facility (the “Facility”) with the lenders named therein, J.P. Morgan Europe Limited, as facility agent, and JPMorgan Chase Bank, N.A., as swingline agent. The Facility provides for borrowings up to an aggregate principal amount of US$2.5 billion (or the equivalent in Euro) and expires on February 28, 2019, unless extended as further described in the Credit Agreement.

Interest rates on borrowings under the Facility will be based on prevailing interest rates for U.S. Dollars or Euro, as applicable, and as further described in the Credit Agreement.

The Facility will be used for general corporate purposes. The Credit Agreement requires the maintenance of an EBITDA to interest ratio, as defined therein, of not less than 3.5 to 1.0.

The Credit Agreement contains certain events of default customary for credit facilities of this type (with customary grace periods, as applicable), including nonpayment of principal or interest when due; material incorrectness of representations and warranties when made; breach of covenants; bankruptcy and insolvency; unsatisfied ERISA obligations; unstayed material judgment beyond specified periods; acceleration or payment default of other material indebtedness; and invalidation of PMI’s guaranty.

If any events of default occur and are not cured within applicable grace periods or waived, the outstanding loans may be accelerated and the lenders’ commitments may be terminated. The occurrence of the bankruptcy and insolvency event of default will result in the automatic termination of commitments and acceleration of outstanding loans under the Credit Agreement.

Certain of the lenders and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for PMI, for which they received or will receive customary fees and expenses. Certain affiliates of the lenders are underwriters of certain of PMI’s note issuances. PMI and some of its subsidiaries may enter into foreign exchange and other derivative arrangements with certain of the lenders and their affiliates. In addition, certain of the lenders and their respective affiliates act as dealers in connection with PMI’s commercial paper programs.

The Facility replaces PMI’s existing US$2.5 billion (or the equivalent in Euro) revolving credit facility with the lenders named therein and J.P. Morgan Europe Limited, as facility agent, which was to expire on March 31, 2015 (the “Terminated Facility”). The Terminated Facility was terminated effective February 28, 2014.

At February 28, 2014, PMI had no borrowings outstanding under the Terminated Facility.

The description above is a summary and is qualified in its entirety by the Credit Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 1.02.     Termination of a Material Definitive Agreement.

The information set forth above under Item 1.01 regarding the credit agreement governing the Terminated Facility is hereby incorporated by reference into this Item 1.02.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01.   Other Events.

On March 3, 2014, PMI issued €750,000,000 aggregate principal amount of its 1.875% Notes due 2021 (the “2021 Notes”) and €1,000,000,000 aggregate principal amount of its 2.875% Notes due 2026 (the “2026 Notes” and together with the 2021 Notes, the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of April 25, 2008, by and between PMI and HSBC Bank USA, National Association, as trustee (the “Trustee”).

In connection with the issuance of the Notes, on February 24, 2014, PMI entered into a Terms Agreement (the “Terms Agreement”) with the underwriters named therein (the “Underwriters”), pursuant to which PMI agreed to issue and sell the Notes to the Underwriters. The provisions of an Underwriting Agreement, dated as of April 25, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

PMI has filed with the Securities and Exchange Commission a Prospectus dated February 21, 2014 and a Prospectus Supplement (the “Prospectus Supplement”) dated February 24, 2014 (Registration No. 333-194059) in connection with the public offering of the Notes.

The Notes are subject to certain customary covenants, including limitations on PMI’s ability, with significant exceptions, to incur debt secured by liens and engage in sale/leaseback transactions. PMI may redeem all, but not part, of the Notes of each series upon the occurrence of specified tax events as described in the Prospectus Supplement.

Interest on the 2021 Notes and the 2026 Notes is payable annually on March 3 of each year, commencing March 3, 2015, to holders of record on the preceding February 15.

The 2021 Notes will mature on March 3, 2021 and the 2026 Notes will mature on March 3, 2026.

The Notes will be PMI’s senior unsecured obligations and will rank equally in right of payment with all of its existing and future senior unsecured indebtedness.

For a complete description of the terms and conditions of the Underwriting Agreement, the Terms Agreement and the Notes, please refer to such agreements and the form of Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 1.2, 4.1 and 4.2, respectively.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for PMI, for which they received or will receive customary fees and expenses. Certain affiliates of the Underwriters are lenders under PMI’s credit facilities. PMI and some of its subsidiaries may enter into foreign exchange and other derivative arrangements with certain of the Underwriters and their affiliates. In addition, certain of the Underwriters and their respective affiliates act as dealers in connection with PMI’s commercial paper programs.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of April 25, 2008 (incorporated by reference to Exhibit 1.1 of PMI’s Registration Statement on Form S-3 (No. 333-150449))

1.2	Terms Agreement, dated February 24, 2014, among PMI and the Underwriters named therein

4.1	Form of 1.875% Global Note due 2021

4.2	Form of 2.875% Global Note due 2026

5.1	Opinion of Hunton & Williams LLP

10.1	Credit Agreement, dated as of February 28, 2014, among PMI, the lenders named therein, J.P. Morgan Europe Limited, as facility agent, and JPMorgan Chase Bank, N.A., as swingline agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ JERRY WHITSON
Name:	Jerry Whitson
Title:	Deputy General Counsel and
Corporate Secretary

DATE: March 3, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of April 25, 2008 (incorporated by reference to Exhibit 1.1 of PMI’s Registration Statement on Form S-3 (No. 333-150449))

1.2	Terms Agreement, dated February 24, 2014, among PMI and the Underwriters named therein

4.1	Form of 1.875% Global Note due 2021

4.2	Form of 2.875% Global Note due 2026

5.1	Opinion of Hunton & Williams LLP

10.1	Credit Agreement, dated as of February 28, 2014, among PMI, the lenders named therein, J.P. Morgan Europe Limited, as facility agent, and JPMorgan Chase Bank, N.A., as swingline agent